Unaudited Condensed Consolidated Statement of Operations - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2020	Jun. 30, 2019
OPERATING EXPENSES:
Research and development	$ 29,445	$ 23,616
General and administrative	11,284	6,016
General and administrative—fees due to related parties	379	119
Total operating expenses	41,108	29,751
LOSS FROM OPERATIONS:	(41,108)	(29,751)
OTHER INCOME, NET:
Other income, net	862	22
Interest income, net	88
Benefit from R&D tax credit	6,894	5,084
Total other income, net	7,844	5,106
Loss before income taxes	(33,264)	(24,645)
Income tax expense		(9)
Net loss	$ (33,264)	$ (24,654)
Net loss per share attributable to ordinary shareholders—basic and diluted	$ (3.51)	$ (4.62)
Weighted average ordinary shares outstanding—basic and diluted	9,472,577	5,341,302